UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 3, 2004
                                 Date of Report
                        (Date of earliest event reported)

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

       0-13801                                            95-2888568
(Commission File No.)                       (IRS Employer Identification Number)

                       18191 Von Karman Avenue, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

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Item 7.     Financial Statements and Exhibit

(c)         Exhibits.

            99.1       Transcript of conference call held on August 3, 2004.

Item 12.    Results of Operations and Financial Condition

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On August 3, 2004, Quality Systems, Inc. (referred herein to as the "Company," "Registrant" or "QSI") held a conference call concerning its financial performance for the quarter and year ended June 30, 2004. A transcript of the conference call is attached to this Form 8-K as Exhibit 99.1. The conference call contains forward-looking statements regarding QSI and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Use of Non-GAAP Financial Measures

      The Company from time to time discloses its Days Sales Outstanding ("DSO") which is a Non-GAAP financial measure. During the quarter ended June 30, 2004, DSO was 104 days. The Company calculates DSO as follows: Net revenue for the quarter is annualized (multiplied by four) and then divided by 365 days to yield an average daily sales amount. The balance of accounts receivable net of any reserves for bad debts is then divided by that average daily sales amount resulting in a DSO figure. For the quarter ended June 30, 2004, the calculation was as follows:

Quarterly Revenue:                  $20,130,000

Annualized (X 4):                   $80,520,000

Divided by 365:                     $220,602 = Average daily revenue

Net Accounts Receivable:            $23,013,000

Divided by average daily revenue:   $220,602

Equals:                              104 days (rounded)


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      The Company believes the use of DSO provides useful information to investors regarding the Company's ability to convert its receivables into cash. DSO thus provides more detailed information regarding the Company's financial results than the financial measures calculated and presented in accordance with GAAP.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2004                    QUALITY SYSTEMS, INC.


                                        By: /s/ Paul Holt
                                            ------------------------------------
                                            Paul Holt
                                            Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit
Number      Description
-------     --------------------------------------------------------------------

  99.1      Transcript of conference call held on August 3, 2004.


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